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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of your report dated June 14, 1996 included in this Form 11-K, into the previously filed registration statement of Smith International, Inc. on Form S-8 (File No. 2-76939).



                              ARTHUR ANDERSEN LLP



Houston, Texas
                                 June 27, 1996